PROSPECTUS
                                  JULY 31, 2000
                       (AS SUPPLEMENTED NOVEMBER 21, 2000)

                                    CHACONIA
                              INCOME & GROWTH FUND
                                     [LOGO]

                                       AND

                                    CHACONIA
                                    ACS FUND
                                     [LOGO]

                                  SPONSORED BY:
                    TRINIDAD & TOBAGO UNIT TRUST CORPORATION




                                  JULY 31, 2000

                       (AS SUPPLEMENTED NOVEMBER 21, 2000)


                              P R O S P E C T U S


                              CHACONIA MUTUAL FUNDS

                  The Chaconia Income & Growth Fund, Inc., otherwise known as the Chaconia Mutual Funds, offers two distinct mutual funds offering different investment strategies.


                                 The Funds are:

THE CHACONIA INCOME & GROWTH FUND
(invests mainly in U.S. Government securities and equity securities of the U.S., Canada and Trinidad and Tobago)


THE CHACONIA ACS FUND
(invests mainly in equity and debt securities of non-U.S. companies located in territories of the Association of Caribbean States members)


     Please read this Prospectus and keep it for future reference. It contains important information, including information on how The Funds invest and the services they offer to shareholders.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------



Chaconia Mutual Funds
c/o Firstar Mutual Services, LLC
615 Easr Michigan Street
Milwaukee, WI 53202

1-800-368-3322(U.S)
1-800-624-8648 (non U.S. residents)


www.trinidad.net/home/tandt/utc/utchome.htm


                                TABLE OF CONTENTS

 QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE INVESTING IN THE FUNDS           2
 WHO MANAGES THE FUNDS?                                                     10
 HOW ARE THE FUNDS' SHARE PRICES DETERMINED?                                11
 HOW TO PURCHASE SHARES                                                     12
 HOW TO SELL SHARES                                                         14
 WHAT ABOUT INTERNET TRANSACTIONS?                                          19
 MAY SHAREHOLDERS MAKE EXCHANGES BETWEEN FUNDS?                             19
 WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?               19
 FINANCIAL HIGHLIGHTS                                                       20



                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUNDS


1.  WHAT ARE THE GOALS OF THE FUNDS?

         THE CHACONIA I&G FUND

             The Chaconia I&G Fund seeks to produce high current income and capital appreciation.

         THE CHACONIA ACS FUND

             The Chaconia ACS Fund seeks to produce long-term capital appreciation.

2.  WHAT ARE THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS?

         THE CHACONIA I&G FUND

             The Chaconia I&G Fund seeks to meet its objective by investing its assets in:

          o U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities;

          o  investment grade corporate bonds;

          o  investment grade foreign government bonds;

          o equity securities of U.S., Canadian, British and Trinidad and Tobago companies;

          o  American Depository Receipts;

          o  the Schemes of the Trinidad and Tobago Unit Trust Corporation;

          o  certificates of deposit; and

          o  money market funds.

             Under normal market conditions, the Chaconia I&G Fund will maintain a level of at least 15% of its total assets invested in debt securities and at least 25% of its total assets invested in equity securities.

             The Schemes of the Trinidad and Tobago Unit Trust Corporation are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981. The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities and fixed income securities of Trinidad and Tobago corporations and in Trinidad and Tobago government securities.


             American Depository Receipts (ADR) are U.S. securities that generally represent a non-U.S. company's publicly traded equity or debt. ADRs are created when a broker purchases a foreign company's shares on a foreign stock market and delivers those shares to a local U.S. custodian bank. The broker then instructs the bank to issue depository receipts. ADRs may trade freely, just like any other security, either on an exchange or any over-the-counter market.


             In purchasing debt securities, the Chaconia I&G Fund manager considers the maturity of the security as well as the credit quality of the issuer. In determining what equity securities the Chaconia I&G Fund will invest in, the Chaconia I&G Fund manager will focus on the actual and prospective earnings and return on equity of the company and other factors. The Chaconia I&G Fund manager will seek to invest in equity securities of companies whose shares are undervalued based on the current price relative to the long-term prospects of the company.

             The Chaconia I&G Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the Chaconia I&G Fund will invest some or all of its assets in cash or money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes). The Chaconia I&G Fund will not be able to achieve its investment objective to the extent that it invests in cash or money market instruments. When the Chacona I&G Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

         THE CHACONIA ACS FUND

             The Chaconia ACS Fund seeks to meet its objective by investing primarily in a diversified portfolio of equity and debt securities of non-U.S. issuers domiciled and/or operating in the member, associate member and observer status countries of the Association of Caribbean States ("ACS"), except Cuba. Under normal circumstances, the Chaconia ACS Fund intends to invest at least 65% of its total assets in foreign debt securities, stocks and equity-related securities, including preferred stocks, warrants, convertible securities and other similar rights. The Chaconia ACS Fund may purchase securities of foreign issuers directly or in the form of ADRs, European Depository Receipts, Global Depository Receipts or other securities representing shares of non-U.S. issuers domiciled or operating in the ACS.

             The countries which are members, associate members and observers of the ACS whose issuers are eligible for the portfolio are as follows:

                                   ACS MEMBERS

             Antigua and Barbuda                        Haiti
                The Bahamas                           Honduras
                 Barbados                              Jamaica
                  Belize                               Mexico
                 Colombia                             Nicaragua
                Costa Rica                             Panama
                 Dominica                        St. Kitts and Nevis
          The Dominican Republic                      St. Lucia
                El Salvador                St. Vincent and the Grenadines
                  Grenada                             Suriname
                 Guatemala                       Trinidad and Tobago
                  Guyana                              Venezuela


                              ACS ASSOCIATE MEMBER
                                     France

                                  ACS OBSERVERS

             Argentina                                   India
              Brazil                                     Italy
              Canada                          Kingdom of the Netherlands
               Chile                                    Morocco
              Ecuador                                    Peru
               Egypt                              Russian Federation
               Spain

             The Chaconia ACS Fund intends to diversify its holdings among several countries. Under normal market conditions, the Chaconia ACS Fund plans to have investments in the securities of ACS domiciled issuers in not less than five ACS countries. The Chaconia ACS Fund does not have any limitations on the percentage of its assets that may be invested in securities primarily traded in any one country. The Chaconia ACS Fund may invest in securities traded in mature markets, such as Japan, Canada and the United Kingdom, in less developed markets and in emerging markets.

             The Chaconia ACS Fund may adopt a temporary defensive position policy that allows it to invest up to 100% of its total assets in cash and money market obligations, when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. During adverse market conditions, the Chaconia ACS Fund may also invest up to 100% of its assets in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities. If the Chaconia ACS Fund is invested in defensive instruments, it will not be able to achieve its stated investment objective. When the Chaconia ACS Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

                  ALL FUNDS.

             Neither of the Funds attempts to achieve its investment objectives by frequent trading of securities. However, each of the Funds' turnover may increase due to economic, market or other factors that are not within the control of each of the Fund's management. It is expected that under normal market conditions, the annual portfolio turnover rate for each of the Funds will not exceed 100%.

             Other than securities issued or guaranteed by the U.S. government, neither of the Fund's may invest more than 25% of its total assets in any single industry, nor invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which one of the Funds has valued or priced the securities. Securities acquired by one of the Funds in private placements that have restrictions on their resale are generally considered illiquid.

3.       WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

         Investors in the Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

         o MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks and bonds may be steep, sudden and/or prolonged.

         o CURRENCY RISK: Foreign currency risk is the risk that the U.S. dollar value of foreign securities held by one of the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The value of the Funds may go up and down as the value of the dollar rises and falls compared to a foreign currency.

         o LIQUIDITY RISK: Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, meaning the foreign market may have less liquidity. Lower liquidity in a foreign market can affect the Chaconia ACS Fund's, and to a lesser extent the Chaconia I&G Fund's, ability to purchase or sell blocks of securities and obtain the best price in the foreign market. This may cause the Funds to lose opportunities for favorable purchases or sales of investments. Because foreign markets trade at times and on days different than U.S. markets, each Fund's value may change when an investor's account cannot be accessed.

         o FOREIGN INVESTMENT EXPENSE RISK: Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share. As a result, mutual funds that invest in foreign securities tend to have higher expenses due to higher commissions and higher advisory and custodial fees.

         o FOREIGN POLITICAL AND ECONOMIC RISKS: The degree of political and economic stability varies from country to country. If a country confiscates money from foreigners or takes over an industry, one of the Funds may lose some or all of any particular investment in that country. Parts of individual foreign economies may vary favorably or unfavorably from the U.S. economy (e.g., inflation rate) which may affect the value of each Fund's investment in any foreign country.

         o GOVERNMENTAL REGULATION RISK: Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets. Also, many foreign governments impose restrictions on investments as well as taxes or other restrictions on repatriation of investment income. The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

         o CORPORATE DISCLOSURE STANDARD RISK: Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable. The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, for securities of different countries.

         o INTEREST RATE RISK: The Funds may invest in debt securities. In general, the value of bonds and other debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

         o CREDIT RISK: Each Fund may invest in debt securities not backed by the full faith and credit of the United States. The issuers of such bonds and other debt securities may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.

         o PREPAYMENT RISK: The issuers of bonds and other debt securities held by the Funds may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate. This will increase the average life of the security and make the security more sensitive to interest rate changes.

BECAUSE OF THESE RISKS THE FUNDS ARE A SUITABLE INVESTMENT ONLY FOR THOSE INVESTORS WHO HAVE LONG-TERM INVESTMENT GOALS. PROSPECTIVE INVESTORS WHO ARE UNCOMFORTABLE WITH AN INVESTMENT THAT WILL INCREASE AND DECREASE IN VALUE SHOULD NOT INVEST IN THE FUNDS.

4.       HOW HAS THE CHACONIA I&G FUND PERFORMED?

         The bar chart and tables that follow provide some indication of the risks of investing in the Funds. The page illustrating the Chaconia I&G Fund shows changes in its performance from year to year and how its average annual returns over various periods compares to the performance of the S&P 500 (50%) and the Lehman Brothers Government and Corporate Bond Index (50%). The Chaconia ACS Fund has recently commenced operations and so has no performance information to report at this time. Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


                              THE CHACONIA I&G FUND
                        (Total return per calendar year)

[GRAPH]

        1993      1994       1995       1996       1997        1998        1999
        2.40%      0%       27.16%      5.61%     19.98%      15.87%       2.73%

Note: During the seven-year period shown on the bar chart, the Chaconia I&G Fund's highest total return for a quarter was 11.44% (quarter ended June 30, 1997) and the lowest total return for a quarter was -6.66% (quarter ended September 30, 1999).

         The Fund's 2000 year to date total return is -1.13% (January 1, through June 30, 2000).

                                                                               SINCE THE
                                                                            INCEPTION OF THE
       AVERAGE ANNUAL TOTAL RETURNS                            PAST FIVE     FUND (MAY 11,
(FOR THE PERIODS ENDING DECEMBER 31, 1999)     PAST YEAR         YEARS           1993)
-------------------------------------------- ------------ -- ------------- ------------------
The Chaconia I&G Fund*                          2.73%           13.89%          10.68%
The Benchmark**                                 9.45%           18.09%          14.14%


* The Chaconia I&G Fund commenced operations on May 11, 1993.

**The Chaconia I&G Fund's performance is compared to a balance of the S&P 500 (50%) and the Lehman Brothers Government and Corporate Bond Index (50%).


FEES AND EXPENSES

         The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.



SHAREHOLDER FEES (fees paid directly from your investment)


                                                    THE CHACONIA I&G FUND           THE CHACONIA ACS FUND
     Maximum Sales Load imposed on Purchases
        (as a percentage of offering price).........         None                            4.00%
     Maximum Deferred Sales Load (as a
        percentage of original, purchase price or
        redemption proceeds, as applicable).........         None                            None
     Maximum Sales Load imposed on
        Reinvested Dividends (as a percentage
        of offering price)..........................         None                            None
     Redemption Fee (as a percentage of
        amount redeemed)............................         None*                           None*
     Exchange Fee...................................         None*                           None*


*An investor's broker may charge a fee for wire redemptions and/or exchanges

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) (expenses that are deducted from Fund assets)

     Management Fees........................   0.38%(1)                0.75%(1)
     Distribution (12b-1) Fees..............   0.50%                   0.50%
     Service Fees ..........................   0.25%(2)                0.25%(2)
     Other Expenses.........................   0.60%                   0.65%
     Total Annual Fund Operating Expenses...   1.73%                   2.15%(3)
--------------------
 (1)The management fee will vary depending upon the Chaconia I&G Fund's average daily net assets and will be the greater of $50,000 or 0.75 of 1% on the first $10 million, 0.50 of 1% on the next $10 million and 0.25 of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. Total Chaconia I&G Fund operating expenses will vary depending upon the management fee.

 (2)The service fees are payments made by the Chaconia I&G Fund to registered broker-dealers for personal service and/or the maintenance of shareholder accounts. Service fees could be paid by the Funds up to 0.25 of 1% of the Fund's net assts. For the period ended December 31, 1999, $9,694 of service fees were accrued and paid.


(3)The total operating expenses for the Chaconia ACS Fund are estimates because the Fund has recently commenced operations.


EXAMPLE

         This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
The Chaconia I&G Fund            $176         $545         $939        $2,041
Chaconia ACS Fund                $609        $1,046         N/A         N/A


                             WHO MANAGES THE FUNDS?

         On June 20, 2000, the shareholders voted to approve a new investment management agreement with Earnest Partners, LLC. Consequently, Earnest Partners, LLC (the "I&G Manager") is the investment adviser to the Chaconia I&G Fund. The I&G Manager began managing the Fund's assets on July 5, 2000. The I&G Manager's address is:

                            Earnest Partners, LLC
                            75 Fourteenth Street, Suite 2300
                            Atlanta, Georgia  30309

         The I&G Manager was organized as a Georgia limited liability company on December 22, 1997 and registered as an investment advisor on January 12, 1999. As the investment adviser to the Chaconia I&G Fund, the I&G Manager manages the investment portfolio of the Chaconia I&G Fund. As compensation for its services, the I&G Manager receives a monthly fee at an annual rate of the greater of $50,000 or 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and
0.25 of 1% over $20 million of the Chaconia I&G Fund's average daily net assets. This compensation is identical to the compensation paid to the prior investment advisor for the I&G Fund. During the last fiscal year, the Chaconia I&G Fund would have paid the I&G Manager an annual investment advisory fee equal to 0.38% of average net assets.

         Chaconia Fund Services, Inc. (the "ACS Manager") is the investment advisor for the Chaconia ACS Fund. The ACS Manger's address is:

                            Chaconia Fund Services, Inc.
                            1000 Brickell Avenue, Suite 600
                            Miami, Florida  33131

         The ACS Manager was incorporated as a Delaware corporation on December 8, 1997 and registered as an investment advisor on July 8, 1999. As the investment advisor to the Chaconia ACS Fund, the ACS Manager will manage the investment portfolio of the Chaconia ACS Fund when it commences operations. The ACS Manager is a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation.


PORTFOLIO MANAGERS

         PAUL VIERA, portfolio manager for the Chaconia I&G Fund, was the portfolio manager for the Fund between 1995 and 1998. Prior to working for the I&G Manager, Mr. Viera managed equity and fixed income portfolios with INVESCO Capital Management, Inc. from 1991 to 1998 (Chaconia I&G Fund's previous investment adviser). In December 1998, Mr. Viera founded the I&G Manager. Mr. Vierra holds a B.A. in Economics from the University of Michigan and a MBA in Finance from Harvard University.

         RUBEN MCSWEEN is the lead portfolio manager for the Chaconia ACS Fund. He has been managing the Fund since it commenced operations in November 2000. Mr. McSween also manages investments of the Trinidad and Tobago Unit Trust Corporation since 1994. Mr. McSween holds a BSC in Financial Management from South Eastern University and an MBA in General Management from Howard University.

         EUTRICE CARRINGTON is a co-portfolio manager of the Chaconia ACS Fund. Ms. Carrington has been a co-manager of the Fund since it commenced operations in November 2000. Ms. Carrington has also served as an investment analyst of the Schemes of the Trinidad and Tobago Unit Trust Corporation (unit investment companies) since 1996. Ms. Carrington holds a BSC and an MSC in Economics from the University of the West Indies.

         DAVID THOMPSON is a co-portfolio manager of the Chaconia ACS Fund. Mr. Thompson has been a co-manager of the Fund since it commenced operations in November 2000. Mr. Thompson has also served as a manager for investments of the Trinidad and Tobago Unit Trust Corporation since 1998. Mr. Thompson holds a B.A. in Economics from the University of the West Indies.

FUND ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENT, CUSTODY

         Firstar Mutual Fund Services, LLC serves as the Funds' administrator, transfer agent and fund accountant. As such, Firstar Mutual Fund Services, LLC provides all necessary recordkeeping services and share transfer services for the Funds. Firstar Bank, N.A. serves as the Funds' custodian.


                   HOW ARE THE FUNDS' SHARE PRICES DETERMINED?

         The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. The Funds calculate their net asset values as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The net asset value purchase is the value of each Fund's assets, less its liabilities, divided by the number of shares outstanding of each Fund. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


                             HOW TO PURCHASE SHARES

To open an account, you must invest at least the minimum amount.

     MINIMUM INVESTMENTS           TO OPEN              TO ADD TO
                                YOUR ACCOUNT          YOUR ACCOUNT
   Regular accounts and             $250                  $100
   IRAs


GOOD ORDER PURCHASE REQUESTS

          When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

|X|      the NAME of the Fund

|X|      the DOLLAR amount of shares to be purchased

|X|      account application form or investment stub

|X|      check payable to the "Chaconia Mutual Funds"


METHODS OF BUYING

THROUGH A             You can purchase shares of the Funds through any
BROKER/DEALER         broker-dealer organization that has an agreement with
ORGANIZATION          Chaconia Financial Services, Inc., the Funds' distributor.
                      The broker-dealer organization is responsible for sending your purchase order to the Funds' transfer agent. Please keep in mind that your broker-dealer may charge additional fees for its services.

BY MAIL You can purchase shares of the Funds through the Funds' transfer agent, Firstar Mutual Fund Services, LLC. To open an account, complete an account application form and send it together with your check to the address below. To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation. You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below. Checks should be made payable to "Chaconia Mutual Funds." No third party checks will be accepted.
                      If your check is returned for any reason, a $25 fee will be assessed against your account.

                      REGULAR MAIL
                      ------------
                      CHACONIA MUTUAL FUNDS
                      C/O FIRSTAR MUTUAL FUND SERVICES, LLC
                      P.O. BOX 701
                      MILWAUKEE, WISCONSIN  53201-0701

                      OVERNIGHT DELIVERY
                      ------------------
                      CHACONIA MUTUAL FUNDS
                      C/O FIRSTAR MUTUAL FUND SERVICES, LLC
                      615 E. MICHIGAN STREET, THIRD FLOOR
                      MILWAUKEE, WISCONSIN  53202

                      NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

BY TELEPHONE          To make additional investments by telephone, you must
                      check the appropriate box on your account application form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Funds toll free at 1-800-368-3322 (or 1-868-624-8648 for non-U.S.
                      residents) and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

BY WIRE To open an account or to make additional investments by wire, call 1-800-368-3322 to notify the Funds of the incoming wire using the wiring instructions below:

                        Firstar Bank, N.A.
                        Milwaukee, WI  53202
                        ABA #:  042000013
                        Credit:  Firstar Mutual Fund Services, LLC
                        Account #:  112-952-137
                        Further Credit: Chaconia Mutual Funds, FUND NAME
                                        (your name or the title on the account)
                                        (your account #)

THROUGH AN            Once your account has been opened, you may purchase shares
AUTOMATIC             of the Funds through an Automatic Investment Plan ("AIP").
INVESTMENT            You can have money automatically transferred from your
PLAN                  checking or savings account on a weekly, bi-weekly,
                      monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Funds may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request.

                               HOW TO SELL SHARES

METHODS OF SELLING

BY MAIL If you purchased your shares through the Funds' transfer agent, you should send your written redemption request to the address below. Your request should contain the Fund's name, your account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all account holders sign the letter. Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (I.E., corporate resolutions or trust documents indicating proper authorization).



                      REGULAR MAIL
                      ------------
                      CHACONIA MUTUAL FUNDS
                      C/O FIRSTAR MUTUAL FUND SERVICES, LLC
                      P.O. BOX 701
                      MILWAUKEE, WISCONSIN  53201-0701

                      OVERNIGHT DELIVERY
                      ------------------
                      CHACONIA MUTUAL FUNDS
                      C/O FIRSTAR MUTUAL FUND SERVICES, LLC
                      615 E. MICHIGAN STREET, THIRD FLOOR
                      MILWAUKEE, WISCONSIN  53202


                      The Funds' transfer agent may require a SIGNATURE 3 GUARANTEE for certain redemption requests such as redemption requests from IRA accounts, or redemption requests made payable to a person or an address not on record with the Funds. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers. You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor INSTITUTIONS. A NOTARY PUBLIC CANNOT GUARANTEE SIGNATURES.

BY TELEPHONE          If you are authorized to perform telephone transactions
                      (either through your account application form or by subsequent arrangement in writing to the Funds' transfer agent) you may redeem shares in any amount, but not less than $100, by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents). A signature guarantee is required of all shareholders to change or add telephone redemption privileges. For security reasons, requests by telephone will be recorded.

BY WIRE To redeem shares by wire, call the Fund at 1-800-368-3322 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The transfer agent charges a $12 outgoing wire fee.

WHEN REDEMPTION PROCEEDS ARE SENT TO YOU

         Your shares will be redeemed at the NAV next determined after the transfer agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed.

         All requests received in good order by the transfer agent before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time) will normally be wired to the bank you indicate or mailed on the following day to the address of record. In no event will proceeds be wired or a check mailed more than 7 calendar days after the Fund receives your redemption request.

         If you purchase shares using a check and soon after request a redemption, the Funds' transfer agent will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).

REDEMPTION REQUESTS IN GOOD ORDER

         When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

|X|      the NAME of the Fund

|X|      the DOLLAR AMOUNT or the NUMBER of shares to be redeemed

|X| SIGNATURES of all registered shareholders exactly as the shares are registered

|X|      the ACCOUNT number

ACCOUNTS WITH LOW BALANCES

         Due to the high cost of maintaining accounts with low balances, the Funds may mail you a notice if your account falls below $250 requesting that you bring the account back up to $250 or close it out. If you do not respond to the request within 30 days, the Funds may close the account on your behalf and send you the proceeds.

SHARE CERTIFICATES

         If there are certificates representing your shares, endorse the certificates or execute a stock power exactly as your shares are registered. Send the endorsed certificate (or executed stock power) together with your redemption request made in good order to the above address.


                        WHAT ABOUT INTERNET TRANSACTIONS?

         It is anticipated that the Funds will make available a service on the Internet which will permit shareholders to request purchases, exchanges and redemptions of shares after an account is opened on-line. For further information on availability of this service and to authorize this service after it is available, call the Transfer Agent at 1-800-368-3322 and follow the instructions you receive.

                 MAY SHAREHOLDERS MAKE EXCHANGES BETWEEN FUNDS?

         At this time shareholders may not make exchanges between Funds. It is expected that the Funds will permit shareholders to make exchanges between the Funds in the near future. For further information on availability of this service, call the Transfer Agent at 1-800-368-3322.

                 WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

         The Funds intend to pay dividends and capital gains distribution, if any, on an annual basis. Unless the shareholder elects otherwise, dividend and capital gains distributions will be paid in additional shares of the Funds. Shareholders may elect to receive dividends and distributions by notifying the Funds in writing.

         You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-368-3322.

         Each Fund's distributions, whether received in cash or additional shares of each Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that their distributions will consist of both ordinary income and long-term capital gains.


                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Chaconia I&G Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Chaconia I&G Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Chaconia I&G Fund's financial statements, is included in the Annual Report which is available upon request. The Chaconia ACS Fund recently commenced operations and therefore has no financial highlights to report at this time.



                                                       THE CHACONIA I&G FUND

                                     Six Months Ended
                                         JUNE 30,             FOR THE YEARS ENDED DECEMBER 31,
                                         --------             --------------------------------
                                              2000(1)     1999        1998         1997         1996     1995
                                              -------     ----        ----         ----         ----     ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........... $12.34     $12.47      $11.47       $10.44       $12.13    $9.94
                                              ------     ------      ------       ------       ------    -----

INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................     .06       0.14        0.11         0.08         0.13     0.24
Net realized and unrealized gain (loss)
   on investments ..........................    (.20)      0.20        1.71         2.00         0.55     2.47
                                                -----      ----        ----         ----         ----     ----
Total from investment operations............    (.14)      0.34        1.82         2.08         0.68     2.71
                                                -----      ----        ----         ----         ----     ----

LESS DISTRIBUTIONS:
Dividend from net investment income.........     0.0      (0.14)      (0.11)       (0.09)       (0.17)     (0.23)
Distribution in excess of net investment
   Income...................................     0.0       0.00(2)     0.00         0.00        (0.01)      0.00(2)
Distribution from net realized gains .......     0.0      (0.33)      (0.71)       (0.96)       (2.15)     (0.28)
Distribution in excess of net realized gains
   on investments...........................     0.0       0.00        0.00         0.00        (0.04)      0.00
                                                 ---       ----        ----         ----        ------      ----
Total distributions.........................     0.0      (0.47)      (0.82)       (1.05)       (2.37)     (0.51)
                                                 ---      ------      ------       ------       ------     ------
Net asset value, end of year ...............    12.20    $12.34      $12.47       $11.47       $10.44     $12.13
                                                =====    =======      ======       ======      =======     ======

Total investment return ....................    (1.13%)    2.73%      15.87%       19.98%        5.61%     27.16%
                                                -------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)............     $53,422   $62,900    $43,762      $18,500       $10,132      $17,809

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................     1.84%(3)   1.73%       1.99%        2.55%       2.84%         2.37%
Net investment income.......................     (.89%)(3)  1.19%       1.21%        0.98%       1.03%         2.09%
Portfolio turnover..........................     14.69%    65.75%      41.23%       35.04%       72.91%       26.23%
         (1)  Unaudited.

         (2)  Less than $0.01 per share.

         (3)  Annualized



         To learn more about the Funds you may want to read the Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated the SAI into the Prospectus by reference. This means that you should consider the contents of the SAI to be part of the Prospectus.

         You also may learn more about each Fund's investments by reading the annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

         The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-368-3322.

         Prospective investors and shareholders who have questions about the Funds may CALL the above number, WRITE to the address below, or visit our WEB SITE also shown below:


               Chaconia Mutual Funds
               c/o Firstar Mutual Funds Services, LLC
               615 East Michigan Street, Third Floor
               Milwaukee, WI  53202
               www.trinidad.net/home/tondt/utc/utchome.htm

         The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Chaconia Mutual Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV. or by writing to:


                  Public Reference Section
                  Securities and Exchange Commission
                  Washington, D.C.  20549-0102


                  Please refer to the Securities Act and Investment Company Act File Nos. 33-37426 and 811-6194 when seeking information about the Chaconia Mutual Funds from the Securities and Exchange Commission.



STATEMENT OF ADDITIONAL INFORMATION                         JULY 31, 2000


                     THE CHACONIA INCOME & GROWTH FUND, INC.


THE CHACONIA INCOME & GROWTH FUND                         THE CHACONIA ACS FUND

Effective November 13, 2000, Firstar Mutual Fund Services, Inc. provides various services for the Funds, including fund administration, fund accounting and transfer agency services.

Requests for copies of the prospectus should be made in writing to the:

                              Chaconia Mutual Funds
                     c/o Firstar Mutual Funds Services, LLC
                      615 East Michigan Street, Third Floor
                           Milwaukee, Wisconsin 53202,

or by calling 1-800-368-3322  (1-868-624-8648 non U.S. residents).